Exhibit 99.1

NEWS ANNOUNCEMENT

FOR IMMEDIATE RELEASE

Contact:
Robert Stefanovich
Executive Vice President, Chief Financial Officer
Artemis International Solutions Corporation
949-660-6555
robert.stefanovich@us.aisc.com

Deborah Pettigrew
Artemis International Solutions Corporation
949-660-6554
deborah.pettigrew@us.aisc.com

ARTEMIS’ BOARD OF DIRECTORS REDUCED TO SEVEN
WITH MAJORITY INDEPENDENT

Artemis Voluntarily Complies with NASDAQ SmallCap Corporate Governance Requirements

NEWPORT BEACH, Calif., December 1, 2004 — Artemis International Solutions Corporation (OTCBB: AMSI), one of the leading providers of enterprise project and portfolio management software solutions, held its Annual Stockholders Meeting yesterday where the Stockholders approved and voted in a slate of directors.  The Board of Directors now meets the independence standards set forth in the applicable SEC rules in connection with Sarbanes-Oxley and the related rules and regulations promulgated by the NASDAQ Stock Market.

Newly elected independent director David Cairns joins continuing independent directors Joseph Liemandt, Michael Murphy, and Olle Odman, to form a four-member majority of the seven directors sitting on the Board. The Board’s Audit Committee, Nominating Committee and Compensation Committee are now each comprised of three independent directors. In addition, the Audit Committee now includes an audit committee financial expert as defined by NASDAQ.  This means Artemis complies with two additional key requirements found under the regulations promulgated by the NASDAQ Stock Market, and moves the Corporation closer to attaining those standards necessary to be listed on the NASDAQ SmallCap Market.

Steve Yager continues to lead the Board of Directors as its Chairman, with Pekka Pere and Bengt-Ake Algevik rounding out the Board’s composition of seven directors.  Amos Barzilay, Pekka Halonen, Ari Horowitz, and Pekka Makela have departed from the Board.

In addition, Artemis is making the following documents available on its website (www.aisc.com) under Corporate Governance:

•                  Code of Ethics for Senior Financial Officers,

•                  Code of Ethics/Insider Trading Policy for All Employees and Directors,

•                  Audit Committee Charter, and

•                  Compensation Committee Charter.

About Artemis International Solutions Corporation

                Artemis International Solutions Corporation (OTCBB: AMSI) is the global provider of Investment Planning and ControlTM solutions that help organizations execute strategy through effective portfolio and project management. Artemis has refined 30 years experience into a suite of industry optimized solutions and packaged consulting services that combine to establish an overall planning and control framework encompassing IT management, new product development, public investment management, program management, fleet asset optimization, and detailed project management. With a global network covering 44 countries, Artemis has helped thousands of companies to improve their business performance through better alignment of strategy, investment planning and project execution.

                For more information visit www.aisc.com.

Forward Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This press release contains or may contain forward-looking statements such as statements regarding the Company’s growth and profitability, growth strategy, liquidity and access to public markets, operating expense reduction and trends in the industry in which the Company operates. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in the Company’s filings with the Securities and Exchange Commission.  The Company assumes no obligation to update these forward-looking statements to reflect actual results, changes in risks, uncertainties or assumptions underlying or affecting such statements or for prospective events that may have a retroactive effect.

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